SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2000



                             PSS WORLD MEDICAL, INC.
             (Exact name of registrant as specified in its charter)




            Florida                  0-23832                     59-2280364
         -------------            -------------              ------------------
         (State or other           (Commission                 (IRS Employer
         jurisdiction of           File Number)              Identification No.)
         incorporation)



             4345 Southpoint Boulevard, Jacksonville, Florida 32216 (Address, including zip code, of principal executive offices)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)

Item 4. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.


         PSS World Medical, Inc. (the "Registrant") filed a Current Report on Form 8-K dated May 31, 2000 to report a change in certifying accountants of its significant subsidiary, Gulf South Medical Supply, Inc. ("Gulf South"). This Current Report on Form 8-K/A is being submitted for the purpose of:

         (i)      amending Item (1)(iv) of the Form 8-K; and

         (ii) filing the letter from Ernst & Young LLP, the former accountant for Gulf South, pursuant to Item 304(a)(3) of Regulation S-K.

         Item (1)(iv) is hereby amended in its entirety to read as follows:

         (iv) In connection with its audit of Gulf South for the years ended December 31, 1997 and 1996 and during the subsequent period through May 26, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure pertaining to these audited financial statements of Gulf South, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years. However, the previously reported financial statements of Gulf South for the years ended December 31, 1997 and 1996 were recently restated in a filing on Form 10-K/A for the year ended April 2, 1999 as noted in paragraph (2) below. These restated financial statements of Gulf South were not audited by Ernst & Young LLP and Ernst & Young LLP might not agree with such restated financial statements if asked to concur.

         The letter from Ernst & Young LLP is filed as an Exhibit 16 to this Current Report on Form 8-K, and dated June 9, 2000, in response to Item 304(a)(1) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibit is filed as a part of this Current Report on Form 8-K:

                  EXHIBIT NO.                                               Page
                                                                            ----

                  16           Letter re. Changes in Registrant's
                               Certifying Accountants                        4

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PSS WORLD MEDICAL, INC.
                                                          (Registrant)



                             By: /s/ David A. Smith
                             ----------------------------------------
                             David A. Smith, Executive Vice President
                             and Chief Financial Officer

Date:  June 9, 2000

                                                                     EXHIBIT 16

June 9, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated May 31, 2000, as amended by the Form 8-K/A dated June 9, 2000 of PSS World Medical, Inc. ( PSS ) and are in agreement with the statements contained in paragraphs (1)(i), (ii), (iv) and (v) therein as explained in the following paragraph. We have no basis to agree or disagree with the other statements of the registrant contained therein.

Ernst & Young LLP audited the financial statements of Gulf South Medical Supply, Inc. ( Gulf South ) for the years ended December 31, 1997 and December 31, 1996. Effective with the acquisition of Gulf South by PSS on March 26, 1998, financial statements of Gulf South subsequent to December 31, 1997 have been audited by Arthur Andersen LLP, PSS's principal auditor. Therefore, Ernst & Young LLP has not audited any financial statements included in PSS's two most recent fiscal years. As a result of information regarding Gulf South's financial statements coming to the attention of PSS management subsequent to the filing in July, 1999 of its annual report on Form 10-K for the fiscal year ended April 2, 1999, management of PSS restated its financial statements for the fiscal years ended April 3, 1998 and March 28, 1997, as reported in Form 10-K/A filed May 25, 2000.


                                                     /s/ Ernst & Young LLP